National Life Insurance Company

National Variable Annuity Account II

Supplement dated February 28, 2017

to the Prospectus dated May 1, 2016

for the Sentinel Advantage Variable Annuity 5 Contract

Closing of the Franklin Templeton High Income Fund Subaccount

The contract listed above issued by National Life Insurance Company (“we” or “us”) has investment options that invest in the Franklin Templeton High Income Fund (the “High Income Fund”), a series of the Franklin Templeton Variable Insurance Products Trust (the “Trust”). We have been informed by the Board of Trustees of the Trust that they have approved a Plan of Liquidation and Dissolution (the “Plan of Liquidation”) for the High Income Fund. Under the Plan of Liquidation, the High Income Fund will be closed to new investors and to additional investments from existing shareholders on or about April 21, 2017 and liquidated on or about April 28, 2017 (the “Liquidation Date”).

In preparation for the liquidation, the High Income Fund will be not be available as an investment option under policies or contracts issued on or after April 21, 2017.

For owners who purchased their policies or contracts before April 21, 2017, after the Liquidation Date, all contract or policy values in the subaccount that invests in the High Income Fund will be transferred to the subaccount that invests in the BlackRock Money Market Fund (the “Money Market Fund”).

If you do not want to be invested in the Money Market Fund, you should transfer to another subaccount and adjust any automatic transactions that you may have established accordingly. Transfers made from any subaccount that invests in the High Income Fund or, after the Liquidation Date, the Money Market Fund, will not count against the number of free transfers allowed until after July 1, 2017, and we will waive any fee otherwise applicable to such transfers.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.